Exhibit 99.1

Investor Presentation August 3 , 2022

2 DISCLAIMER This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of GrandSouth Bancorporation (the “Company”) . Forward-looking statements are not guarantees of performance or results . These forward-looking statements are based on the current beliefs and expectations of the respective management of the Company and GrandSouth Bank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control . In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change . Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties . Words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would", "will," and similar expressions, should be considered as identifying forward-looking statements, although other phrasing may be used . Such forward-looking statements involve risks and uncertainties beyond the Company’s control and may not be realized due to a variety of factors . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations may be different than expected, including, but not limited to, due to the negative impacts and disruptions resulting from the outbreak of the novel coronavirus, or COVID- 19 , on the economies and communities the Company serves, which may have an adverse impact on the Company’s business, operations and performance, and could have a negative impact on the Company’s credit portfolio, share price, borrowers, and on the economy as a whole, both domestically and globally ; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action ; (5) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (6) changes in interest rates, which may affect the Company’s net income, prepayment penalty income, and other future cash flows, or the market value of the Company’s assets, including its investment securities ; (7) changes in accounting principles, policies, practices, or guidelines ; and (8) that the Company’s pending merger with First Bancorp may not be timely completed, if at all . Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the reports (such as Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed by the Company with the U . S . Securities and Exchange Commission (the “SEC”) and available at the SEC’s website, http : //www . sec . gov . You should consider such factors and not place undue reliance on such forward-looking statements . No obligation is undertaken by the Company to update such forward-looking statements to reflect events or circumstances occurring after the issuance of this presentation .

COMPANY OVERVIEW

- **Established in 1998 and headquartered in Greenville, SC, GrandSouth Bancorporation ("GrandSouth" or the "Company") is the bank holding company of GrandSouth Bank with:**
  - Announced proposed merger with First Bancorp, headquartered in North Carolina, on June 21, 2022
  - 8 full-service locations in the Greenville, Charleston & Columbia MSA
    - Relocated Charleston leased branch to owned full-service branch at 1063 Morrison Drive in Q4 2021
  - A specialty automobile floor plan lending division
- **Company Balance Sheet:** (1)
  - Assets: $1.3 billion
  - Gross Loans: $953 million
  - Tangible Common Equity: $94.2 million
- **Company Profitability 2022:** (1)
  - Net Income: $7.8 million
  - ROAA: 1.27%
  - ROAE: 16.05%
  - Efficiency Ratio: 61.43%
- **Asset Quality:** (1)
  - NPAs/Assets: 0.09%
  - Loan Loss Reserves/Loans: 1.48%
  - Annualized net charge offs: 0.01%
- **Current Market Data:**
  - Ticker: GRRB (OTCQX)
  - Stock Price: $32.32 (3)
  - Market Cap: $168.8 million (3)
  - Price / TBV: 186.1% (1) (4)
  - Insider Ownership: 33.30% (5)
- **Company Capital Ratios:** (1)
  - TCE/TA Ratio: 7.61%
- **Bank Capital Ratios:** (2)
  - Leverage Ratio: 10.53%
  - Total RBC Ratio: 14.00%



Existing Locations
Greer
Greenville (Main)
Greenville (Augusta St)
Fountain Inn
Anderson
Columbia
Orangeburg
Charleston

GrandSouth BANCORPORATION

(1) Consolidated unaudited financial data as of June 30, 2022
(2) Bank level financial data as of June 30, 2022
(3) Source: S&P Global Market data as of August 3, 2022
(4) Adjusted for the conversion of Series A Preferred Shares into common shares.
(5) As of March 30, 2022

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4 STRATEGIC BRANCH NETWORK Greenville, SC Main Office Opened: 2001 Fountain Inn, SC Opened: Sept. 1998 Anderson, SC Full Service Opened: 2006 Greer, SC Full Service Opened: 2015 Columbia, SC Opened: 2016 Charleston, SC Opened: July 2019 (Relocated Q4 2021) Orangeburg, SC Opened: 2016 Greenville, SC Augusta Street Opened: November 2020 Deposits by Branch ( Dollars in thousands ) Location 2016 2017 2018 2019 2020 2021 June 2022 CAGR Fountain Inn, SC $ 92,409 $ 104,232 $ 116,024 $ 127,072 $ 133,969 $ 145,398 $ 149,867 8.9% Greenville, SC (Main Office) $ 152,695 $ 169,951 $ 198,910 $ 239,878 $ 327,618 $ 345,932 $ 350,450 15.1% Anderson, SC $ 128,438 $ 154,239 $ 170,256 $ 191,816 $ 216,778 $ 235,399 $ 255,977 13.6% Greer, SC $ 23,546 $ 27,791 $ 43,924 $ 48,185 $ 47,142 $ 52,231 $ 55,505 16.5% Columbia, SC $ 16,286 $ 49,786 $ 53,043 $ 69,656 $ 59,499 $ 74,155 $ 78,427 31.1% Orangeburg, SC $ 16,953 $ 63,999 $ 96,638 $ 118,963 $ 126,229 $ 145,030 $ 156,023 46.4% Charleston, SC $ 16,931 $ 32,428 $ 35,099 $ 37,884 33.9% Greenville, SC (Augusta Street) $ 2,817 $ 25,797 $ 26,968 NA Total $ 430,327 $ 569,998 $ 678,795 $ 812,501 $ 946,480 $ 1,059,041 $ 1,111,101 18.0%

5 EXPERIENCED MANAGEMENT TEAM Mason Y. Garrett , Chairman & C hief Executive Officer Mr . Garrett serves as the Company’s Chairman and Chief Executive Officer and is one of the founders of the company . Mr . Garrett has been employed in the banking industry for over 50 years in various capacities, including as an organizer and Chief Executive Officer of three banking companies, including GrandSouth . Mr . Garrett was Chairman, CEO, and the founder of First United Bancorporation, an Anderson, SC bank holding company that was sold to Regions Financial Corporation in March 1998 , prior to organizing GrandSouth in August 1998 . J.B. Schwiers, President & Chief Operating Officer Mr . Schwiers serves as the Company’s President and Chief Operating Officer and Chief Executive Officer of GrandSouth Bank . Mr . Schwiers has been employed in the banking industry for over 40 years including as an organizer and executive of Summit Financial Corporation, a Greenville, SC based banking company organized in 1990 , and later sold to First Citizens Bank in 2005 . J . B . Garrett, Chief Financial Officer Mr . Garrett is a CPA and serves as the Company’s Chief Financial Officer, having joined the Company in that capacity shortly after organization in 1998 . Mr . Garrett’s prior experience included positions with manufacturing companies and a real estate management company . Kristi A . Eller, E . V . P . Mrs. Eller serves as the Chief Operations Officer and joined the Company in 2019. Mrs. Eller has over 30 years experience in the banking industry in North Carolina. Robert G. Phillips , E.V.P. Mr . Phillips serves as the Midlands/Coastal Regional Executive and j oined the Company in 2017 . Mr . Phillips has over 40 years experience in the banking industry in the Midlands and Low Country of South Carolina . John B. Wood , E.V.P. Mr . Wood serves as the Upstate Regional Executive and j oined the Company in 2015 . Mr . Wood has over 38 years experience in the banking industry in the Upstate of South Carolina .

TALENTED BOARD OF DIRECTORS

Mason Young Garrett – Chairman of the Board & Chief Executive Officer
See Previous Page

J.B. Schwiers – President & Chief Operating Officer
See Previous Page

J.B. Garrett – Chief Financial Officer
See Previous Page

Outside Directors

Harold E. Garrett – Director
Hal is the owner of Garrett's Discount Golf Carts located in Fountain Inn, SC. He is the son of Mason Garrett and brother of J.B. Garrett.

Michael L. Gault – Director
Michael is retired. Previously he was the owner of Gault's Service Center in Fountain Inn, SC.

Baety O. Gross, Jr. – Director
Baety is an attorney who practices in Fountain Inn, SC. His practice was established the same year as GrandSouth Bank in 1998.

S. Hunter Howard Jr. – Director
Hunter is the owner of The Springs at Simpsonville Retirement Community. Previously he was the President of the South Carolina Chamber of Commerce and head of the SC Department of Revenue.

Anthony P. Morgan – Director
Tony is President and Chief Executive Officer of APMI LLC in Easley, SC. He also serves as Partner in Ten Point Capital Partners, LLC, and as Director on the boards of ACL Airshop and Pal Net GmbH Air Cargo Products in Wiesbaum, Germany.

J. Randolph Potter - Director
Randy co-founded and was the CEO of Savannah River Banking Company and Summit Financial Corporation. He previously served on the Board of Directors of three other banks.

J. Calhoun Pruitt Jr. – Director
Calhoun is an attorney at Pruitt and Pruitt of Anderson, SC.

Edward M. Rast – Director
Monty is the owner of Rast Farms, President of Cameron Ag Products, and managing partner and owner of Carolina Peanut in Cameron, SC.

John W. Shealy – Director
Rusty is the President of Capital Concrete Company in Columbia, SC. He was previously the President of Cabarrus Concrete Company in North Carolina. He previously served as a Director and Chair of the Audit Committee of Uwharrie Bank.

LeeAnn Weber – Director
LeeAnn is co-owner of Strange Bros. Grading Company as well as their Corporate Secretary and Treasurer. Strange Brothers Grading is a site development contractor established in 1954.

GrandSouth BANCORPORATION

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7 2022 FINANCIAL HIGHLIGHTS - UNAUDITED (1) Tax equivalent basis giving effect to a 21% federal tax rate • Profitability: − Net income of $7.8 million − Net interest margin of 4.45% − ROAA of 1.27%. ROAA of 1.39%, excluding $0.9 million in Q2 2022 merger expenses − ROAE of 16.05%. ROAE of 17.45%, excluding $0.9 million in Q2 2022 merger expenses − Efficiency ratio of 61.43%. Efficiency ratio of 58.19%, excluding $0.9 million in Q2 2022 merger expenses • Balance Sheet Growth − Gross loans: $19.3 million, or 2.07% − Total deposits: $52.1 million or 4.92% − Noninterest deposits: $20.8 million, or 7.42% Six Months Ended 2022 Q2 2022 • NPAs / Assets decreased in 2022 by 10 bps, to 0.09% • Annualized net charge - offs to average loans of 0.01% for the six months ended 2022 • Profitability: − Net income of $3.7 million − Net interest margin of 4.42% − ROAA of 1.18%. ROAA of 1.40%, excluding $0.9 million in Q2 2022 merger expenses − ROAE of 19.53%. ROAE of 18.01%, excluding $0.9 million in Q2 2022 merger expenses − Efficiency ratio of 64.38%. Efficiency ratio of 57.99%, excluding $0.9 million in Q2 2022 merger expenses • Balance Sheet Growth − Gross loans: $16.6 million, 1.78% − Total deposits: $2.2 million, or 0.20% − Noninterest deposits: $17.8 million, or 6.28% Asset Quality (1) (1)

8 STRONG GROWTH HISTORY Company Growth 2016 through June 2022 (Dollars in thousands) 2016 2017 2018 2019 2020 2021 June 2022 CAGR Total assets $515,514 $653,733 $776,206 $911,645 $1,089,779 $1,203,722 $1,254,032 16.7% Gross loans $418,791 $551,394 $663,279 $756,389 $ 878,545 $ 933,475 $ 952,813 15.1% Total deposits $430,327 $569,998 $678,795 $812,501 $ 946,480 $1,059,041 $1,111,101 18.0% $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2016 2017 2018 2019 2020 2021 June 2022 Total assets Gross loans Total deposits

DIVERSIFIED LOAN MIX

Commentary

- Well diversified loan portfolio with limited concentrations
- CAGR of 15.1% since 2016 driven by strong growth in C&I and CRE
- Charleston loan balance of $194.6 million represents significant growth since opening in May 2017
- Top 10 credit exposures comprise 8.9% of total loans outstanding

June 2022 Loan Composition



Other consumer loans, 1%
Construction and land development, 12%
Agriculture and farmland, 3%
Home equity, 2%
1-4 Family,15%
Multifamily, 1%
Owner-ccupied CRE, 17%
Nonowner-occupied CRE, 22%
Specialty floor plan loans, 11%
Other commercial and industrial, 15%

Average Yield on Total Loans for the first six months of 2022: 5.87%

Loan Type *(in thousands)*	2016	2017	2018	2019	2020	2021	June 2022	CAGR
Construction and land development	$ 38,372	$ 54,580	$ 57,205	$ 63,880	$ 99,124	$ 114,099	$ 118,273	21.3%
Agriculture and farmland	5,778	20,777	31,744	34,493	34,463	31,611	30,167	30.6%
Home equity	10,354	14,034	12,916	17,811	17,213	21,601	21,419	12.7%
1-4 Family	56,808	80,313	96,956	101,071	113,939	132,604	144,965	18.5%
Multifamily	3,456	5,720	4,239	4,410	7,339	14,058	14,181	26.7%
Owner-occupied CRE	37,026	51,967	97,445	120,177	151,925	166,111	160,878	27.0%
Nonowner-occupied CRE	104,437	129,903	139,062	169,593	196,022	211,078	205,265	11.4%
Specialty floor plan loans	81,060	78,787	82,486	86,887	83,569	98,324	107,918	6.4%
Other commercial and industrial	46,335	64,601	94,946	116,774	137,227	136,639	143,117	21.6%
Purchased student loans	30,219	43,500	36,596	31,887	28,195	651	-	
Other consumer loans	4,946	7,212	9,684	9,406	9,529	6,699	6,630	4.8%
Gross Loans	**$ 418,791**	**$ 551,394**	**$ 663,279**	**$ 756,389**	**$ 878,545**	**$ 933,475**	**$ 952,813**	15.1%

GrandSouth BANCORPORATION

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10 CARBUCKS OVERVIEW Source: Company documents (1) Average yield for six months ended June 30, 2022 • Acquired in 2005, CarBucks is a division of GrandSouth Bank • Provides floor plan financing to independent auto dealers for purchasing and holding of their inventory • Operating in 23 states in Southeast and Midwest • Currently serves ~ 2,300 dealers with over $253 million in aggregate loan commitment • Comprises ~11% of the total loan portfolio • Average active loan size of approximately $64 thousand and 2022 average yield of 19.5% (1) • CarBucks generated $10.5 million of interest income in the first six months of 2022 Commentary CarBucks Leadership Jeff Miles - President Jeff is the President of the CarBucks division. He has been with CarBucks since 2005. Historical Performance Annual Loss Rate Avg. Loss Rate since 2010: 2% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 June 2022 ANNUAL LOSS RATE - 20,000 40,000 60,000 80,000 100,000 120,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 June 2022 AVERAGE BALANCE (IN THOUSANDS)

11 STRONG DEPOSIT GROWTH & IMPROVING COMPOSITION Commentary • Focus on growing DDA through treasury management bankers • 29.0% compound annual growth in Noninterest bearing deposits from 2016 to June 2022 • Q2 2022 Cost of Funds = 0.48% GrandSouth Bank Deposit Composition History Cost of Funds 0.52% 0.58% 1.32% 1.66% 0.96% 0.45% $76,733 $97,367 $122,427 $158,165 $267,117 $333,144 $367,044 $189,654 $230,929 $238,919 $277,207 $395,421 $516,968 $560,326 135,886 199,152 250,230 294,524 227,084 179,766 160,722 $28,054 $42,550 $67,219 $82,605 $56,858 $29,163 $23,009 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 2017 2018 2019 2020 2021 June 2022 Demand and other trans accounts MMDA and Savings CD < 250K CD > 250K 0.42% Deposit Type 2016 2017 2018 2019 2020 2021 June 2022 CAGR Demand and other trans accounts $ 76,733 $ 97,367 $ 122,427 $ 158,165 $ 267,117 $ 333,144 $ 367,044 31.7% MMDA and Savings $ 189,654 $ 230,929 $ 238,919 $ 277,207 $ 395,421 $ 516,968 $ 560,326 21.3% CD < 250K $ 135,886 $ 199,152 $ 250,230 $ 294,524 $ 227,084 $ 179,766 $ 160,722 0.7% CD > 250K $ 28,054 $ 42,550 $ 67,219 $ 82,605 $ 56,858 $ 29,163 $ 23,009 - 8.1% Total Deposits $ 430,327 $ 569,998 $ 678,795 $ 812,501 $ 946,480 $ 1,059,041 $ 1,111,101 18.0%

12 STRONG ASSET QUALITY Commentary • NPAs/Assets of 0.09% as of June 30, 2022 • Net charge offs to average loans of 0.01% for the first six months of 2022 • Loans past due 30 days+ 0.01% of total loans as of June 30, 2022 • Nonaccrual loans 0.03% of total loans as of June,30 2022 NPAs / Assets (%) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2016 2017 2018 2019 2020 2021 June 2022 NPAs/Assets NPAs/Assets Asset Quality Overview (Dollars in thousands) 2016 2017 2018 2019 2020 2021 June 2022 Nonaccrual Loans $ 3,170 $ 1,746 $ 493 $ 1,896 $ 533 $ 1,349 $ 313 OREO 4,902 4,923 3,564 1,855 1,932 842 842 Nonperforming Assets $ 8,072 $ 6,669 $ 4,057 $ 3,751 $ 2,465 $ 2,191 $ 1,155 Performing TDRs $1,735 $2,002 $1,124 $1,459 $1,254 $1,781 $ 1,682 Loans past due 90 days and accuring (1) $82 $61 $43 $64 $53 $55 $ - NPAs/Assets 1.57% 1.02% 0.52% 0.41% 0.23% 0.19% 0.09% Net Charge - offs(Recoveries)/Avg. Loans 0.65% 0.82% 0.14% 0.24% 0.10% 0.01% 0.01% Loan Loss Reserves/Gross Loans 1.23% 1.34% 1.39% 1.36% 1.43% 1.47% 1.48% Reserves/Nonaccrual Loans 162.71% 424.63% 1863.69% 542.56% 2358.72% 1017.27% 4504.79%

13 INVESTMENT CONSIDERATIONS x Favorable Markets : The Greenville, Columbia, and Charleston MSA’s have ample small businesses, affluent professionals, and are thriving business hubs . x Proven Leadership : Experienced and proven executive management team with excellent senior management teams in all markets . x Growth Opportunity : The Company opened a n additional branch in the attractive Greenville, SC market in November 2020 and continues to focus on expansion opportunities in Columbia, SC and Charleston, SC . x Improving Profitability : Accelerating earnings growth as the recent expansion into new markets matures and operational investments continued to be leveraged . x Strong Asset Quality : Low levels of non - performing assets with a continued focus on high quality growth and maintaining top - tier asset quality . x Commercial Focus : Premier provider of commercial bank services to small businesses in South Carolina delivering superior customer service through an unrivaled team of commercial banking officers with an excess of 15 years of experience in each market served .